ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Micro-Cap ETF

NASDAQ ticker: DWMC

AdvisorShares Dorsey Wright Short ETF

NASDAQ ticker: DWSH

Supplement dated June 12, 2018

to the Prospectus and Statement of Additional Information

dated June 8, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the AdvisorShares Dorsey Wright Micro-Cap ETF and AdvisorShares Dorsey Wright Short ETF (each, a “Fund”) and should be read in conjunction with those documents.

Shares of a Fund will be available for purchase by investors when the Fund commences operations. Each Fund is expected to commence operations in July 2018 and no purchase of a Fund’s shares will be accepted prior to that time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.